                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): Feb. 13, 2003
                                                         ---------------

                           MOORE CORPORATION LIMITED
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



      Canada                        1-8014                98-0154502
-------------------               -----------            ------------
  (State or Other                 (Commission             (IRS Employer
   Jurisdiction of                File Number)           Identification
   Incorporation)                                            Number)




6100 Vipond Drive
Mississauga, Ontario, Canada                                  L5T 2X1
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(Address of Principal Executive Office)                      (Zip Code)



                                  905-362-3100
           ---------------------------------------------------------
              (Registrant's telephone number, including area code)





         --------------------------------------------------------------
         (Former Name or former address, if changed since last report)




                       Exhibit Index is located on Page 4

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ITEM 9.       Regulation FD Disclosure.
              -------------------------

              Attached hereto as Exhibits 99.1 and 99.2 are the 18 U.S.C.
              Section 1350 certifications of Mark A. Angelson, Chief Executive Officer and Mark S. Hiltwein, Executive Vice President, Chief Financial Officer relating to the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          MOORE CORPORATION LIMITED



Date: February 13, 2003                  By:    Jennifer O. Estabrook
                                                -----------------------------
                                         Name:  Jennifer O. Estabrook
                                         Title: Senior Vice President,
                                                General Counsel and Secretary

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                                 EXHIBIT INDEX

                           Current Report On Form 8-K
                             Dated February 13, 2003


Exhibit
No.                                                                   Page
-------                                                               ----
99.1                                                                   5
99.2                                                                   6